UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4661

Dryden Global Total Return Fund, Inc

(Exact name of registrant as specified in charter)

Gateway Center 3 100 Mulberry Street, Newark, New Jersey	07102

(Address of principal executive offices)	(Zip code)

Marguerite E. H. Morrison

Gateway Center 3

100 Mulberry Street,

Newark, New Jersey 07102

(Name and address of agent for service)

Registrant’s telephone number, including area code: 973-367-7525

Date of fiscal year end: 12/31/03

Date of reporting period: 12/31/03

Item 1—Reports to Stockholders—[INSERT REPORT]

Dryden Global Total Return Fund, Inc.

Formerly known as Prudential Global Total Return Fund, Inc.

DECEMBER 31, 2003	ANNUAL REPORT

FUND TYPE

Global/international bond

OBJECTIVE

Total return, made up of current income and capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a service mark of The Prudential Insurance Company of America.

Dear Shareholder,

February 23, 2004

As you may know, the mutual fund industry recently has been the subject of much media attention. As president of your Fund, I’d like to provide you with an update on the issues as they pertain to JennisonDryden mutual funds.

Regulators and government authorities have requested information regarding trading practices from many mutual fund companies across the nation. Our fund family has been cooperating with inquiries it has received, and at the same time, Prudential Financial, Inc. has been conducting its own internal review. This review encompasses the policies, systems, and procedures of our fund family, Prudential Financial’s investment units and its proprietary distribution channels. The review also includes mutual fund trading activity by investment professionals who manage our funds.

Market timing

The frequent trading of shares in response to short-term fluctuations in the market is known as “market timing”. When market timing occurs in violation of a fund’s prospectus, in certain circumstances, a fund may have to sell portfolio securities to have the cash necessary to redeem the market timer’s shares. The redemption may happen when it is not advantageous to sell securities and result in harming the fund’s performance and/or subject the fund to additional transaction costs.

Prudential Investments LLC, the Fund’s investment manager, has actively discouraged market timing and for years our mutual fund prospectuses have identified and addressed this issue. Prudential Investments has established operating policies and procedures that are designed to detect and deter frequent trading activities that would be disruptive to the management of our mutual fund portfolios, and has rejected numerous orders placed by market timers in the past.

Late trading

The Securities and Exchange Commission requires that orders to purchase or redeem mutual fund shares be received either by the fund or by an intermediary (such as a broker, financial adviser, or 401(k) record keeper) before the time at which the fund calculates its net asset value (normally 4:00 p.m., Eastern time) if they are to receive that day’s price. The policies of our mutual funds do not make and have not made allowances for the practice known as “late trading”.

For more than 40 years we have offered investors quality investment products, financial guidance, and responsive customer service. Today we remain committed to this heritage and to the highest ethical principles in our investment practices.

Sincerely,

Judy A. Rice, President

Dryden Global Total Return Fund, Inc.

Dryden Global Total Return Fund, Inc.	1

Your Fund’s Performance

Fund Objective

The investment objective of the Dryden Global Total Return Fund, Inc. (the Fund) is total return, made up of current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Cumulative Total Returns[1] as of 12/31/03
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	13.44%	23.99%	86.84%	327.07%

Class B	12.72	20.55	N/A	51.78

Class C	12.88	20.82	N/A	52.14

Class Z	13.71	25.49	N/A	44.48

Citigroup WGBI–Unhedged[3]	14.91	32.22	92.91	***

Lipper Global Income Funds Avg.[4]	13.46	33.05	85.34	****

Average Annual Total Returns[1] as of 12/31/03
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	8.90%	3.55%	6.02%	8.40%

Class B	7.72	3.65	N/A	5.38

Class C	10.76	3.65	N/A	5.28

Class Z	13.71	4.65	N/A	5.57

Citigroup WGBI–Unhedged[3]	14.91	5.75	6.79	***

Lipper Global Income Funds Avg.[4]	13.46	5.80	6.29	****

Distributions and Yields[1] as of 12/31/03

	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.59	1.60%

Class B	$0.54	0.94

Class C	$0.56	1.15

Class Z	$0.61	1.91

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance numbers, with the exception of six-month, one-, and five-year returns, do not fully reflect the higher operating expenses incurred since the Fund commenced operations as an open-end mutual fund on January 15, 1996. If these expenses had been applied since the Fund’s inception, past performance returns would have been lower. Prior to January 15, 1996, the Fund operated as a closed-end fund with shares being traded on the New York Stock Exchange. 1Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total return performance quoted. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver of 0.05% and 0.25% for Class A and Class C shares

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respectively, the returns for these classes would have been lower. The Fund charges a maximum front-end sales charge of 4% for Class A shares and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years respectively after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a CDSC of 1% for shares redeemed within 12 months of purchase, and a 12b-1 fee of up to 1% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2Inception dates: Class A, 7/7/86; Class B and Class C, 1/15/96; and Class Z, 3/17/97. 3The Citigroup World Government Bond Index (WGBI)–Unhedged (formerly known as the Salomon Smith Barney World Government Bond Index–Unhedged) is a market capitalization-weighted index consisting of the government bond markets of 18 countries, which are selected based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year. 4The Lipper Global Income Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Global Income Funds category for the periods noted. Funds in the Lipper Average invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. Investors cannot invest directly in an index. The returns for the Citigroup WGBI–Unhedged and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. ***Citigroup WGBI–Unhedged Closest Month-End to Inception cumulative total returns are 297.57% for Class A, 60.33% for Class B and Class C, and 59.41% for Class Z. Citigroup WGBI–Unhedged Closest Month-End to Inception average annual total returns are 8.25% for Class A, 6.14% for Class B and Class C, and 7.15% for Class Z. ****Lipper Average Closest Month-End to inception cumulative total returns are 279.50% for Class A, 61.73% for Class B and Class C, and 50.53% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns are 7.94% for Class A, 6.16% for Class B and Class C, and 6.18% for Class Z.

Five Largest Issuers expressed as a percentage of total investments as of 12/31/03
United States Treasury Bonds	24.3%

Japanese Government Bonds	20.5

German Government Bonds	19.9

Prudential Core Investment Fund	11.3

French Government Bonds	4.3

Issuers are subject to change.

Dryden Global Total Return Fund, Inc.	3

Investment Adviser’s Report

Prudential Investment Management, Inc.

U.S. dollar decline a dominant theme in global bond markets

Despite improving economic conditions in the United States during 2003, the U.S. dollar weakened considerably during the year, marking its second consecutive annual decline versus major world currencies. The U.S. currency decreased 20.04% versus the euro in 2003, 9.7% versus the Japanese yen, and 14.65% versus a group of currencies comprised of the United States’ major trading partners. The U.S. dollar’s decline was a major factor in global fixed income market performance, as gains on non-U.S. bonds increased substantially when translated into U.S. dollars on an unhedged basis. This impact is reflected in the double-digit returns of the Fund; its benchmark, the Citigroup World Government Bond Index–Unhedged (the Index); and the Lipper Global Income Funds Average (the Lipper Average) in 2003. For the year, the Fund’s Class A shares posted a cumulative total return that lagged the Index, keeping in mind the Index does not include the effect of mutual fund operating expenses. The Class A shares’ cumulative total return was in line with the Lipper Average in 2003. Both the Fund and its Lipper peer group take into account operating expenses.

Numerous factors weighed on the U.S. dollar

Pressure on the U.S. dollar came in large part from a combination of the growing federal budget gap and the widening U.S. current account deficit. An increase in the current account deficit implies that more funds from abroad are necessary to finance the deficit. Concern that foreign inflows would fall short placed additional weight on the dollar. Another factor in the currency’s decline was the increasing acceptance of the euro as a world reserve currency, encouraging many central banks to hold euros as well as dollars in reserve. Furthermore, the resurgence of Asia as an economic powerhouse has attracted capital flows to Japan, China, and other Asian nations that might otherwise have been invested in U.S. dollar-based assets. Other factors that weighed on the dollar included rising prices for gold, oil, and copper, which helped currencies of commodity-driven economies strengthen versus the U.S. dollar, as well as the apparent abandonment of the “strong dollar” policy by the Bush administration in September 2003.

The U.S. dollar story was not just one of direction, but also of movement, as foreign exchange markets experienced volatility in 2003. Fluctuations in exchange rates presented the markets with attractive investment opportunities. During the year, we frequently adjusted the Fund’s currency exposures in an effort to take advantage of these moves. By year-end, the Fund was positioned with a larger exposure to the euro than to the U.S. dollar, reflecting the greater relative strength of the single European currency.

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Global government bonds experienced mixed results in 2003

Global government bond markets were also volatile in 2003. In the first half of the year, with global growth prospects and economic recovery expectations still uncertain, many major central banks, including the Federal Reserve (the Fed), the European Central Bank, and the Bank of England, were expected to cut short-term interest rates in order to stimulate growth in their respective economies. Anticipation of lower rates exerted downward pressure on bond yields, which, in turn, pushed bond prices higher, since yields and prices move in opposite directions. In the case of the Fed, its only change in monetary policy occurred in late June in the form of a quarter of a percentage point move to lower the interbank overnight lending rate to 1%. Market disappointment over this modest change in monetary policy, combined with increasing signs that a U.S.-led global economic recovery might be taking hold, fueled a sharp sell-off in U.S. Treasury securities. The sell-off lasted into August, and spilled over (albeit to a slightly lesser extent) into other government bond markets. During this time, the Fund benefited from having a larger exposure to euro-area, Canadian, and Australian government bonds than to U.S. Treasurys. However, Fund performance was diminished by exposure to Japanese government bonds, which, like U.S. Treasurys, sold off during the summer.

Corporate and emerging-market bond positions aided the Fund

During September, U.S. Treasurys and some other government bond markets regained some of the ground they had lost earlier in the summer, but during the balance of 2003, remained vulnerable to periodic sell-offs. In contrast, U.S. corporate bonds experienced solid performance during the year, as improving domestic economic conditions, aided by a low interest rate environment, tax cuts, and a weaker U.S. dollar, created a positive setting for credit product. In fact, high yield corporate bonds and emerging-market bonds surged in value. Both sectors returned nearly 30% for the year, as measured by various broker indexes. The Fund benefited from its exposure to high yield corporate bonds and emerging-market positions in countries such as Russia, Brazil, and Poland.

Dryden Global Total Return Fund, Inc.	5

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Portfolio of Investments

as of December 31, 2003

Principal Amount (000)		Description	US$ Value (Note 1)

	LONG-TERM INVESTMENTS 88.2%

	Eurobonds 37.7%

		Austrian Government Bonds,
EUR	1,870	5.50%, 1/15/10	$2,568,940
		Bank of America Corp.,
	910	3.625%, 3/3/08	1,146,069
		Belgian Government Bonds,
	4,225	6.50%, 3/31/05	5,598,363
		Citigroup, Inc.,
	985	4.625%, 11/14/07	1,286,581
		French Government Bonds,
	3,320	8.50%, 4/25/23	6,134,957
	2,390	5.75%, 10/25/32	3,376,383
		German Government Bonds,
	4,665	2.50%, 3/18/05	5,899,564
	5,700	4.00%, 2/16/07	7,397,632
	7,515	3.00%, 4/11/08	9,332,124
	3,850	3.50%, 10/10/08	4,855,685
	1,550	4.50%, 1/4/13	1,995,173
	2,470	4.25%, 1/4/14	3,101,516
	7,580	5.50%, 1/4/31	10,368,945
	610	4.75%, 7/4/34	746,049
		HSBC Capital Funding LP,
	500	8.03%, 4/17/49	765,324
		ING Verzekeringen NV,
	390	6.375%, 5/7/27	531,281
		Italian Government Bonds,
	4,385	5.00%, 10/15/07	5,865,522
		Spanish Government Bonds,
	2,190	4.95%, 7/30/05	2,869,013
	4,785	5.35%, 10/31/11	6,528,004

			80,367,125

	Japan 21.1%

		Japanese Government Bonds,
JPY	375,800	0.50%, 12/20/06	3,532,892
	823,000	0.30%, 9/20/07	7,659,729
	1,189,950	0.30%, 3/20/08	11,032,436
	198,650	0.80%, 9/20/08	1,875,208
	152,700	1.80%, 3/22/10	1,509,474
	1,070,500	1.60%, 3/21/11	10,387,756

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	7

Portfolio of Investments

as of December 31, 2003

Principal Amount (000)		Description	US$ Value (Note 1)

JPY	388,450	1.10%, 9/20/12	$3,583,331
	426,300	1.90%, 6/20/22	4,049,711
	145,000	1.90%, 9/20/22	1,374,801

			45,005,338

	Poland 0.8%

		Poland Government Bonds,
PLZ	6,290	8.50%, 11/12/06	1,767,831

	United Kingdom 4.8%

		Deutsche Telecom International Finance BV,
GBP	780	7.125%, 6/15/05	1,446,446
		International Nederland Bank NV,
	410	7.00%, 10/5/10	801,487
		United Kingdom Treasury Bonds,
	2,415	4.00%, 3/7/09	4,200,181
	2,020	5.00%, 9/7/14	3,675,771

			10,123,885

	United States 23.8%

	Corporate Bonds 1.3%

USD	170	Alcan, Inc., 5.20%, 1/15/14	171,833
	230	Cadbury Schweppes US Finance, 5.125%, 10/1/13	228,502
	450	Chohung Bank, FRN, 6.07%, 1/7/05	465,750
	834	Fideicomiso Petacalco, 10.16%, 12/23/09	975,780
	220	Korea Exchange Bank, 13.75%, 6/30/10	252,736
	500	Petrobras International Finance Co. (PIFCO), 8.375%, 12/10/18	513,750
	30	Telefonica Europe BV, 7.75%, 9/15/10	35,617

			2,643,968

	Sovereign Bonds 0.3%

		Federal Republic of Brazil,
	545	9.25%, 10/22/10	585,875

See Notes to Financial Statements.

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Principal Amount (000)		Description	US$ Value (Note 1)

	United States Government Obligations 22.2%

USD	4,820	United States Treasury Bonds, 5.375%, 2/15/31	$5,026,547
		United States Treasury Notes,
	915	7.50%, 2/15/05	978,156
	975	6.75%, 5/15/05	1,045,230
	4,765	1.50%, 7/31/05	4,761,279
	4,250	1.875%, 12/31/05	4,254,648
	2,148	3.25%, 8/15/07	2,191,044
	6,635	3.125%, 10/15/08	6,622,301
	6,600	3.375%, 12/15/08	6,644,860
	4,950	6.00%, 8/15/09	5,606,840
	405	4.00%, 11/15/12	401,108
	125	4.25%, 11/15/13	124,863
	6,085	11.25%, 2/15/15	9,739,329

			47,396,205

		Total United States investments	50,626,048

		Total long-term investments (cost US$173,803,001)	187,890,227

	SHORT-TERM INVESTMENTS 14.4%

	United States Government Obligations 2.7%

		United States Treasury Notes,
	2,145	1.875%, 9/30/04 (a) (b)	2,157,149
	3,715	2.125%, 10/31/04 (b)	3,743,877

			5,901,026

Shares

	Mutual Fund 11.7%

	24,896,416	Dryden Core Investment Fund-Taxable Money Market Series (Note 3)	24,896,416

		Total short-term investments (cost US$30,775,099)	30,797,442

		Total Investments 102.6% (cost $204,578,100; Note 5)	218,687,669
		Liabilities in excess of other assets (2.6%)	(5,557,242)

		Net Assets 100%	$213,130,427

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	9

Portfolio of Investments

as of December 31, 2003

Portfolio securities are classified according to the security’s currency denomination.

(a)	Pledged as initial margin on financial futures contracts.
(b)	Percentages quoted represent yield-to-maturity as of purchase date.

EUR—Euro.

FRN—Floating Rate Note.

GBP—Pound Sterling.

JPY—Japanese Yen.

PLZ—Polish Zloty.

The industry classification of portfolio holdings and other assets shown as a percentage of net assets as of December 31, 2003 was as follows:

Foreign Government Obligations	62.0%
U.S Government Obligations	24.9
Bank	3.4
Life Insurance	0.2
Oil	0.2
Food	0.1
Metal	0.1
Liabilities in excess of other assets (including Taxable Money Market Series)	9.1

100.0%

See Notes to Financial Statements.

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Statement of Assets and Liabilities

as of December 31, 2003

Assets

Investments, at value (cost $204,578,100)	$218,687,669
Foreign currency, at value (cost $44,225)	44,371
Cash	2,672
Dividends and interest receivable	3,102,710
Unrealized appreciation on forward currency contracts	2,383,748
Receivable for Fund shares sold	44,648
Prepaid assets	12,801

Total assets	224,278,619

Liabilities

Payable for investments purchased	8,541,027
Unrealized depreciation on forward currency contracts	1,940,764
Payable for Fund shares reacquired	271,546
Accrued expenses and other liabilities	201,830
Management fee payable	134,593
Distribution fee payable	49,549
Due to broker—variation margin	8,883

Total liabilities	11,148,192

NET ASSETS	$213,130,427

Net assets were comprised of:
Common stock, at par	$283,665
Paid-in capital in excess of par	213,002,066

213,285,731
Undistributed net investment income	4,710,880
Accumulated net realized loss on investment and foreign currency transactions	(19,639,531)
Net unrealized appreciation on investments and foreign currencies	14,773,347

Net assets December 31, 2003	$213,130,427

See Notes to Financial Statements.

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Class A

Net asset value and redemption price per share
($198,687,564 ÷ 26,446,940 shares of common stock issued and outstanding)	$7.51
Maximum sales charge (4% of offering price)	0.31

Maximum offering price to public	$7.82

Class B

Net asset value, offering price and redemption price per share ($8,601,621 ÷ 1,142,721 shares of common stock issued and outstanding)	$7.53

Class C

Net asset value and redemption price per share ($903,500 ÷ 120,276 shares of common stock issued and outstanding)	$7.51
Sales charge (1% of offering price)	0.08

Offering price to public	$7.59

Class Z

Net asset value, offering price and redemption price per share ($4,937,742 ÷ 656,528 shares of common stock issued and outstanding)	$7.52

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	13

Statement of Operations

Year Ended December 31, 2003

Net Investment Income

Income
Interest (net of foreign withholding taxes of $138,678)	$6,362,711
Dividends	130,607

6,493,318

Expenses
Management fee	1,650,367
Distribution fee—Class A	515,316
Distribution fee—Class B	81,724
Distribution fee—Class C	6,113
Transfer agent’s fees and expenses	380,000
Custodian’s fees and expenses	277,000
Reports to shareholders	156,000
Audit fee	42,000
Legal fees and expenses	37,000
Registration fees	33,000
Directors’ fees	13,000
Miscellaneous	12,316

Total expenses	3,203,836

Net investment income	3,289,482

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions	19,852,276
Foreign currency transactions	3,820,842
Financial futures contracts	(956,054)

22,717,064

Net change in unrealized appreciation (depreciation) on:
Investments	3,153,915
Foreign currencies	(1,924,366)
Financial futures contracts	433,917

1,663,466

Net gain on investments and foreign currencies	24,380,530

Net Increase In Net Assets Resulting From Operations	$27,670,012

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended December 31,
	2003	2002
Increase (Decrease) In Net Assets

Operations
Net investment income	$3,289,482	$8,518,344
Net realized gain (loss) on investment and foreign currency transactions	22,717,064	(2,236,405)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,663,466	15,196,646

Net increase in net assets resulting from operations	27,670,012	21,478,585

Dividends from net investment income (Note 1)
Class A	(15,873,792)	(9,125,204)
Class B	(588,720)	(264,924)
Class C	(63,425)	(27,759)
Class Z	(402,702)	(234,572)

	(16,928,639)	(9,652,459)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	19,510,499	11,254,043
Net asset value of shares issued in reinvestment of dividends	8,311,617	4,545,936
Cost of shares reacquired	(48,829,240)	(42,051,649)

Decrease in net assets from Fund share transactions	(21,007,124)	(26,251,670)

Total decrease	(10,265,751)	(14,425,544)

Net Assets

Beginning of year	223,396,178	237,821,722

End of year(a)	$213,130,427	$223,396,178

(a) Includes undistributed net investment income of:	$4,710,880	—

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	15

Notes to Financial Statements

Dryden Global Total Return Fund, Inc. (the “Fund”), formerly Prudential Global Total Return Fund, Inc., is an open-end, non-diversified management investment company. The Fund’s investment objective is to seek total return made up of current income and capital appreciation.

The Fund seeks to achieve this objective by investing at least 65% of its total assets in income-producing debt securities issued by the U.S. and foreign corporations and governments, supranational organizations, semi-government entities or governmental agencies, authorities or instrumentalities and short-term bank debt securities or bank deposits. The Fund invests primarily in investment-grade securities denominated in U.S. dollars and in foreign currencies.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: In valuing a Fund’s assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Corporate bonds, U.S. Government securities and convertible debt securities traded in the over-the-counter market, including securities listed on exchanges whose primary market is believed to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations

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are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with Board of Directors’ approved fair valuation procedures.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of the valuation.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Accordingly, such realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains or losses resulting from the valuing of foreign

Dryden Global Total Return Fund, Inc.	17

Notes to Financial Statements

Cont’d

currency denominated assets (excluding investments) and liabilities at year-end exchange rates are reflected as a component of net unrealized appreciation or depreciation on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the trade date and settlement value. This gain or loss, if any, is included in

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net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Financial futures contracts and forward currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Security Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends are declared and paid quarterly. Distributions of capital gains, if any, will be declared at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Taxes: For federal income tax purposes it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services

Dryden Global Total Return Fund, Inc.	19

Notes to Financial Statements

Cont’d

and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that the subadvisor will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadvisor is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .75 of 1% of the Fund’s average daily net assets up to $500 million, .70 of 1% of such assets between $500 million and $1 billion, and .65 of 1% of such assets in excess of $1 billion.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. For the year ended December 31, 2003, PIMS contractually agreed to limit such fee to .25 of 1% and .75 of 1% of the average daily net assets of the Class A and C shares, respectively.

PIMS has advised the Fund that it has received approximately $26,900 and $1,400 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended December 31, 2003. From these fees, PIMS paid a substantial part of such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended December 31, 2003, it received approximately $20,800 and $0 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

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PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the year ended December 31, 2003, the SCA provides for a commitment of $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings will be at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and allocated to the Funds pro rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was May 2, 2003. On May 2, 2003, the SCA was renewed under the same terms and conditions (“May 2003 renewal”). The expiration date of the May 2003 renewal is April 30, 2004. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2003.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended December 31, 2003, the Fund incurred fees of approximately $342,700 for the services of PMFS. As of December 31, 2003, approximately $28,100 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The Fund incurred approximately $34,300 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC (“Wachovia”) and Prudential Securities, Inc. (“PSI”), affiliates of PI, was approximately $25,700 for the year ended December 31, 2003. Effective July 1, 2003 Prudential and Wachovia Corp. formed a joint venture (“Wachovia Securities, LLC”) whereby Prudential and Wachovia Corp. combined their brokerage businesses with Prudential holding a minority interest. Prior to July 1, 2003, PSI was an indirect, wholly-owned subsidiary of Prudential. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, formerly Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act

Dryden Global Total Return Fund, Inc.	21

Notes to Financial Statements

Cont’d

of 1940, as amended, and managed by PI. During the year ended December 31, 2003, the Fund earned income of $130,607 from the Series by investing its excess cash.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments for the year ended December 31, 2003, aggregated $516,669,478 and $550,549,966 respectively.

During the year ended December 31, 2003, the Fund entered into financial futures contracts. Details of open contracts at December 31, 2003, are as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2003	Unrealized Appreciation (Depreciation)
	Short Positions:
104	10-yr T-Notes	Mar. 2004	$11,577,111	$11,675,625	$(98,514)
20	10-yr Euro-Bond	Mar. 2004	2,846,313	2,853,680	(7,367)
	Long Positions:
87	2-yr Euro-Schatz	Mar. 2004	11,556,456	11,604,741	48,285
54	30-yr T-Bonds	Mar. 2004	5,868,320	5,902,875	34,555
48	5-yr Eurodollars	Mar. 2004	6,636,319	6,692,020	55,701

					$32,660

At December 31, 2003, the Fund had outstanding forward currency contracts to purchase and sell foreign currencies as follows:

Foreign Currency Purchase Contracts	Current Value	Value at Settlement Date Payable	Unrealized Appreciation	Unrealized Depreciation
Australian Dollars,
expiring 1/14/04	$4,024,394	$3,932,135	$92,259	$—
Canadian Dollars,
expiring 1/6/04	6,861,700	6,771,804	89,896	—
expiring 2/6/04	2,418,811	2,338,230	80,581	—
Danish Krones,
expiring 1/9/04	2,931,964	2,790,543	141,421	—
Euros,
expiring 1/5/04	24,109,439	23,286,316	823,123	—
expiring 2/3/04	8,312,480	8,191,224	121,256	—

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Foreign Currency Purchase Contracts	Current Value	Value at Settlement Date Payable	Unrealized Appreciation	Unrealized Depreciation
Hungarian Forint,
expiring 1/8/04	$2,356,789	$2,261,597	$95,192	$—
Japanese Yen,
expiring 1/6/04	27,654,415	27,188,285	466,977	(847)
expiring 2/3/04	17,286,713	17,212,081	74,632	—
Norwegian Krone,
expiring 1/22/04	587,921	581,388	6,533	—
Polish Zloty,
expiring 1/9/04	2,406,455	2,366,166	40,289	—
Pound Sterling,
expiring 1/9/04	6,495,362	6,250,487	244,875	—
Pound Sterling in exchange for Euros,
expiring 1/9/04	1,585,523	1,600,395	—	(14,872)
Swedish Kronas,
expiring 1/16/04	1,939,653	1,903,130	36,523	—
Swiss Francs,
expiring 1/9/04	1,665,548	1,596,436	69,112	—

	$110,637,167	$108,270,217	$2,382,669	$(15,719)

Foreign Currency Sale Contracts	Current Value	Value at Settlement Date Receivable	Unrealized Appreciation	Unrealized Depreciation
Australian Dollars,
expiring 1/14/04	$3,268,907	$3,180,000	$—	$(88,907)
Canadian Dollars,
expiring 1/6/04	6,861,700	6,684,395	—	(177,305)
expiring 2/6/04	2,162,760	2,130,000	—	(32,760)
Danish Krones,
expiring 1/9/04	603,281	598,000	—	(5,281)
Euros,
expiring 1/5/04	24,109,438	23,251,190	—	(858,248)
expiring 2/3/04	3,065,861	3,050,000	—	(15,861)
Hungarian Forint,
expiring 1/8/04	2,356,789	2,208,101	—	(148,688)
Japanese Yen,
expiring 1/6/04	27,654,415	27,506,148	—	(148,267)
expiring 2/3/04	448,921	450,000	1,079	—
Polish Zloty,
expiring 1/9/04	3,358,100	3,236,716	—	(121,384)
Pound Sterling,
expiring 1/9/04	8,404,491	8,076,147	—	(328,344)

	$82,294,663	$80,370,697	$1,079	$(1,925,045)

Dryden Global Total Return Fund, Inc.	23

Notes to Financial Statements

Cont’d

Note 5. Distributions and Tax Information

In order to present undistributed net investment income or loss and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income loss and accumulated net realized gain or loss on investments. For the year ended December 31, 2003, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss by $21,226,860, due to foreign currency reclassification and differences in the treatment of premium amortization. Net investment income, net realized gains and net assets were not affected by this change.

For the years ended December 31, 2003 and 2002, the tax character of dividends paid as reflected in the Statements of Changes in Net Assets were $16,928,639 and $9,652,459 of ordinary income, respectively.

As of December 31, 2003, the accumulated undistributed earnings on a tax basis consisted of $8,362,750 of ordinary income.

For federal income tax purposes, the Fund had a capital loss carryforward as of December 31, 2003, of approximately $18,405,800, of which $2,259,700 expires in 2007, $5,073,400 expires in 2008, $3,490,900 expires in 2009 and $7,581,800 expires in 2010. Approximately $2,391,300 of the capital loss carryforward was used to offset net taxable gains realized in the Fiscal Year ended December 31, 2003. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The capital loss carryforward differs from the amount on the Statement of Assets and Liabilities primarily due to the Fund electing to treat post-October capital losses of approximately $179,600 as having occurred in the following fiscal year.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of December 31, 2003 were as follows:

Tax Basis	Appreciation	Depreciation	Total Net Unrealized Appreciation
$206,056,387	$13,811,201	$1,179,919	$12,631,282

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The differences between book and tax basis are primarily attributable to deferred losses on wash sales and amortization of premiums. The adjusted net unrealized appreciation on a tax basis was $12,937,275, which included other tax basis adjustments of $305,993 that were primarily attributable to appreciation of foreign currency and to the mark-to-market of receivables and payables.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. In some limited circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge for the first fiscal year. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion authorized shares of common stock at $.01 par value per share, divided equally into Class A, B, C and Z shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended December 31, 2003:
Shares sold	1,806,486	$13,428,426
Shares issued in reinvestment of dividends and distributions	1,002,831	7,356,164
Shares reacquired	(5,784,773)	(43,220,642)

Net increase (decrease) in shares outstanding before conversions	(2,975,456)	(22,436,052)
Shares issued upon conversion and/or exchange from Class B	86,520	659,185

Net increase (decrease) in shares outstanding	(2,888,936)	$(21,776,867)

Year ended December 31, 2002:
Shares sold	1,084,773	$7,522,821
Shares issued in reinvestment of dividends and distributions	591,982	4,069,148
Shares reacquired	(5,305,213)	(36,528,145)

Net increase (decrease) in shares outstanding before conversions	(3,628,458)	(24,936,176)
Shares issued upon conversion and/or exchange from Class B	70,097	487,465

Net increase (decrease) in shares outstanding	(3,558,361)	$(24,448,711)

Dryden Global Total Return Fund, Inc.	25

Class B	Shares	Amount
Year ended December 31, 2003:
Shares sold	412,603	$3,076,114
Shares issued in reinvestment of dividends and distributions	71,935	528,301
Shares reacquired	(296,695)	(2,197,517)

Net increase (decrease) in shares outstanding before conversions	187,843	1,406,898
Shares issued upon conversion and/or exchange into Class A	(86,499)	(659,185)

Net increase (decrease) in shares outstanding	101,344	$747,713

Year ended December 31, 2002:
Shares sold	322,255	$2,221,044
Shares issued in reinvestment of dividends and distributions	34,185	235,368
Shares reacquired	(308,773)	(2,129,635)

Net increase (decrease) in shares outstanding before conversions	47,667	326,777
Shares issued upon conversion and/or exchange into Class A	(70,118)	(487,465)

Net increase (decrease) in shares outstanding	(22,451)	$(160,688)

Class C
Year ended December 31, 2003:
Shares sold	56,175	$418,335
Shares issued in reinvestment of dividends and distributions	7,609	55,800
Shares reacquired	(36,396)	(270,629)

Net increase (decrease) in shares outstanding	27,388	$203,506

Year ended December 31, 2002:
Shares sold	35,125	$241,946
Shares issued in reinvestment of dividends and distributions	3,604	24,792
Shares reacquired	(51,402)	(358,799)

Net increase (decrease) in shares outstanding	(12,673)	$(92,061)

Class Z
Year ended December 31, 2003:
Shares sold	347,039	$2,587,624
Shares issued in reinvestment of dividends and distributions	50,594	371,352
Shares reacquired	(423,263)	(3,140,452)

Net increase (decrease) in shares outstanding	(25,630)	$(181,476)

Year ended December 31, 2002:
Shares sold	182,499	$1,268,232
Shares issued in reinvestment of dividends and distributions	31,511	216,628
Shares reacquired	(439,639)	(3,035,070)

Net increase (decrease) in shares outstanding	(225,629)	$(1,550,210)

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Financial Highlights

DECEMBER 31, 2003	ANNUAL REPORT

Dryden Global Total Return Fund, Inc.

Financial Highlights

Class A
Year Ended December 31, 2003(b)

Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$7.17

Income from investment operations
Net investment income	.11
Net realized and unrealized gain (loss) on investment and foreign currencies	.82

Total from investment operations	.93

Less distributions
Dividends from net investment income	(.59)
Tax return of capital distributions	—

Total distributions	(.59)

Net asset value, end of year	$7.51

Total Return(a):	13.44%
Ratios/Supplemental Data:
Net assets, end of year (000)	$198,688
Average net assets (000)	$206,127
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.43%
Expenses, excluding distribution and service (12b-1) fees	1.18%
Net investment income	1.52%
For Class A, B, C and Z shares:
Portfolio turnover rate	251%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based upon weighted average shares outstanding during the year.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A

Year Ended December 31,

2002	2001(b)	2000	1999(b)

$6.80	$7.10	$7.26	$8.03

.26	.32	.42	.44
.41	(.33)	(.18)	(.75)

.67	(.01)	.24	(.31)

(.30)	(.24)	—	(.33)
—	(.05)	(.40)	(.13)

(.30)	(.29)	(.40)	(.46)

$7.17	$6.80	$7.10	$7.26

10.13%	(.15)%	3.49%	(3.95)%

$210,353	$223,683	$208,101	$257,548
$212,828	$226,129	$225,914	$166,940

1.46%	1.52%	1.62%	1.75%
1.21%	1.27%	1.37%	1.50%
3.78%	4.50%	5.74%	6.00%

252%	237%	436%	132%

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	29

Financial Highlights

Cont’d

Class B
Year Ended December 31, 2003(b)

Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$7.18

Income from investment operations
Net investment income	.05
Net realized and unrealized gain (loss) on investment and foreign currencies	.84

Total from investment operations	.89

Less distributions
Dividends from net investment income	(.54)
Tax return of capital distributions	—

Total distributions	(.54)

Net asset value, end of year	$7.53

Total Return(a):	12.72%
Ratios/Supplemental Data:
Net assets, end of year (000)	$8,602
Average net assets (000)	$8,172
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.18%
Expenses, excluding distribution and service (12b-1) fees	1.18%
Net investment income	.77%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based upon weighted average shares outstanding during the year.

See Notes to Financial Statements.

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Class B

Year Ended December 31,

2002	2001(b)	2000	1999(b)

$6.81	$7.10	$7.26	$8.03

.21	.28	.37	.40
.41	(.31)	(.17)	(.76)

.62	(.03)	.20	(.36)

(.25)	(.21)	—	(.28)
—	(.05)	(.36)	(.13)

(.25)	(.26)	(.36)	(.41)

$7.18	$6.81	$7.10	$7.26

9.28%	(.49)%	2.82%	(4.35)%

$7,480	$7,241	$6,145	$7,810
$7,461	$7,120	$6,821	$4,642

2.21%	2.02%	2.12%	2.25%
1.21%	1.27%	1.37%	1.50%
3.02%	4.01%	5.24%	5.49%

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	31

Financial Highlights

Cont’d

Class C
Year Ended December 31, 2003(b)

Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$7.17

Income from investment operations
Net investment income	.07
Net realized and unrealized gain (loss) on investment and foreign currencies	.83

Total from investment operations	.90

Less distributions
Dividends from net investment income	(.56)
Tax return of capital distributions	—

Total distributions	(.56)

Net asset value, end of year	$7.51

12.88%
Total Return(a):
Ratios/Supplemental Data:
Net assets, end of year (000)	$904
Average net assets (000)	$815
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.93%
Expenses, excluding distribution and service (12b-1) fees	1.18%
Net investment income	1.01%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based upon weighted average shares outstanding during the year.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .75% of 1% of the average daily net assets of the Class C shares.

See Notes to Financial Statements.

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Class C

Year Ended December 31,

2002	2001(b)	2000	1999(b)

$6.81	$7.10	$7.26	$8.03

.22	.28	.36	.40
.40	(.31)	(.16)	(.76)

.62	(.03)	.20	(.36)

(.26)	(.21)	—	(.28)
—	(.05)	(.36)	(.13)

(.26)	(.26)	(.36)	(.41)

$7.17	$6.81	$7.10	$7.26

9.37%	(.49)%	2.82%	(4.35)%

$666	$719	$424	$561
$741	$564	$482	$354

1.96%	2.02%	2.12%	2.25%
1.21%	1.27%	1.37%	1.50%
3.28%	3.97%	5.29%	5.51%

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	33

Financial Highlights

Cont’d

Class Z
Year Ended December 31, 2003(b)

Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$7.18

Income from investment operations
Net investment income	.13
Net realized and unrealized gain (loss) on investment and foreign currencies	.82

Total from investment operations	.95

Less distributions
Dividends from net investment income	(.61)
Tax return of capital distributions	—

Total distributions	(.61)

Net asset value, end of year	$7.52

Total Return(a):	13.71%
Ratios/Supplemental Data:
Net assets, end of year (000)	$4,938
Average net assets (000)	$4,935
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.18%
Expenses, excluding distribution and service (12b-1) fees	1.18%
Net investment income	1.77%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based upon weighted average shares outstanding during the year.

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Class Z

Year Ended December 31,

2002	2001(b)	2000	1999(b)

$6.81	$7.10	$7.27	$8.03

.27	.35	.43	.42
.42	(.33)	(.18)	(.71)

.69	.02	.25	(.29)

(.32)	(.25)	—	(.34)
—	(.06)	(.42)	(.13)

(.32)	(.31)	(.42)	(.47)

$7.18	$6.81	$7.10	$7.27

10.37%	.10%	3.78%	(3.74)%

$4,897	$6,179	$10,551	$12,847
$5,334	$9,591	$11,136	$4,604

1.21%	1.27%	1.37%	1.50%
1.21%	1.27%	1.37%	1.50%
4.07%	4.84%	5.98%	6.11%

See Notes to Financial Statements.

Dryden Global Total Return Fund, Inc.	35

Report of Independent Auditors

To the Board of Directors and Shareholders of

Dryden Global Total Return Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dryden Global Total Return Fund, Inc., formerly Prudential Global Total Return Fund, Inc. (the “Fund”), at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2004

36	Visit our website at www.jennisondryden.com

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (December 31, 2003) as to the federal tax status of distributions paid by the Fund during such fiscal year. Accordingly, during its fiscal year ended December 31, 2003, the Fund paid distributions of $.59 per Class A share, $.54 per Class B share, $.56 per Class C share and $.61 per Class Z share representing dividends from ordinary income.

We wish to advise you that the dividends received deduction for the Fund is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

Dryden Global Total Return Fund, Inc.	37

Supplemental Proxy Information

(Unaudited)

A Special Meeting of Shareholders was held on July 2, 2003 and adjourned to July 24, 2003. At such meetings the shareholders approved the following proposals:

1)*	To approve the election of ten (10) directors to the Board of Directors, as follows:

Matter	Votes For	Votes Withheld	Abstentions
David E. A. Carson	18,805,710	1,096,659	—
Robert E. La Blanc	18,799,600	1,102,769	—
Douglas H. McCorkindale	18,822,781	1,079,588	—
Stephen P. Munn***	18,829,047	1,073,322	—
Richard A. Redeker	18,819,631	1,082,738	—
Robin B. Smith	18,801,504	1,100,865	—
Stephen Stoneburn	18,814,693	1,087,676	—
Clay T. Whitehead	18,815,361	1,087,008	—
Judy A. Rice	18,815,959	1,086,410	—
Robert F. Gunia	18,814,620	1,087,749	—

2)*	To approve a proposal to permit the Manager to enter into, or make material changes to, subadvisory agreements without shareholder approval.

Shares Voted
For	14,420,706
Against	2,729,875
Abstain	854,500

3)*	To permit an amendment to the Management Contract Between PI and the Fund.

Shares Voted
For	16,737,533
Against	2,246,624
Abstain	918,212

38	Visit our website at www.jennisondryden.com

4b)*	To approve changes to fundamental investment restrictions and policies, relating to: issuing senior securities, borrowing money or pledging assets.

Shares Voted
For	14,829,436
Against	2,265,221
Abstain	910,425

4c)*	To approve changes to fundamental investment restrictions and policies, relating to: buying and selling real estate.

Shares Voted
For	15,028,661
Against	2,114,129
Abstain	862,292

4d)*	To approve changes to fundamental investment restrictions and policies, relating to: buying and selling commodities and commodity contracts.

Shares Voted
For	14,789,576
Against	2,254,258
Abstain	961,248

4e)*	To approve changes to fundamental investment restrictions and policies, relating to: fund concentration.

Shares Voted
For	15,017,177
Against	2,018,667
Abstain	969,237

4f)*	To approve changes to fundamental investment restrictions and policies, relating to: making loans.

Shares Voted
For	14,721,102
Against	2,400,672
Abstain	883,307

Dryden Global Total Return Fund, Inc.	39

4g)*	To approve changes to fundamental investment restrictions and policies, relating to: other investment restrictions, including investing in securities of other investment companies.

Shares Voted
For	14,987,332
Against	2,087,424
Abstain	930,326

5)**	To approve amendments to the Fund’s Articles of Incorporation.

Shares Voted
For	15,425,565
Against	1,846,510
Abstain	989,650

*	Approved at the July 2, 2003 meeting.
**	Approved at the July 24, 2003 meeting.
***	Mr. Munn ceased being a Director effective November 30, 2003.

40	Visit our website at www.jennisondryden.com

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors2

David E.A. Carson (69), Director since 20033 Oversees 89 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:4 Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (69), Director since 20033 Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:4 Director of Storage Technology Corporation (since 1979) (technology), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (64), Director since 19963 Oversees 91 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:4 Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (60), Director since 19933 Oversees 92 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; formerly employee of Prudential Investments (October 1996-December 1998); Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:4 None.

Dryden Global Total Return Fund, Inc.	41

Robin B. Smith (64), Director since 19963 Oversees 99 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:4 Director of BellSouth Corporation (since 1992).

Stephen Stoneburn (60), Director since 20033 Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:4 None

Clay T. Whitehead (65), Director since 19963 Oversees 96 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:4 Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Directors1

Judy A. Rice (56), President since 2003 and Director since 20003 Oversees 95 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:4 None

Robert F. Gunia (57), Vice President and Director since 19963 Oversees 179 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:4 Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

42	Visit our website at www.jennisondryden.com

Information pertaining to the Officers of the Fund is set forth below.

Officers2

Marguerite E.H. Morrison (47), Chief Legal Officer since 2003 and Assistant Secretary since 20023

Principal occupations (last 5 years): Vice President and Chief Legal Officer—Mutual Funds and Unit Investment Trust (since August 2000) of Prudential; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI.

Maryanne Ryan (39), Anti-Money Laundering Compliance Officer since 20023

Principal occupations (last 5 years): Vice President, Prudential (since November 1998), First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Grace C. Torres (44), Treasurer and Principal Financial and Accounting Officer since 19983

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI, Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

[1]	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager, (Prudential Investments LLC or PI), the Subadviser (Prudential Investment Management, Inc. or PIM) or the Distributor (Prudential Investment Management Services LLC or PIMS).

[2]	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

[3]	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

[4]	This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

Additional information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden Global Total Return Fund, Inc.	43

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 12/31/03
	One Year	Five Years	Ten Years	Since Inception
Class A	8.90%	3.55%	6.02%	8.40%

Class B	7.72	3.65	N/A	5.38

Class C	10.76	3.65	N/A	5.28

Class Z	13.71	4.65	N/A	5.57

Average Annual Total Returns (Without Sales Charges) as of 12/31/03
	One Year	Five Years	Ten Years	Since Inception
Class A	13.44%	4.39%	6.45%	8.66%

Class B	12.72	3.81	N/A	5.38

Class C	12.88	3.86	N/A	5.41

Class Z	13.71	4.65	N/A	5.57

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A, 7/7/86; Class B and C, 1/15/96; and Class Z, 3/17/97.

The graph compares a $10,000 investment in the Dryden Global Total Return Fund, Inc. (Class A shares) with a similar investment in the Citigroup WGBI–Unhedged by portraying the initial account values at the beginning of the 10-year period for Class A shares (December 31, 1993) and the account values at the end of the current fiscal year (December 31, 2003) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs).

Visit our website at www.jennisondryden.com

Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually through December 31, 2003, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Citigroup WGBI–Unhedged is a market capitalization-weighted index consisting of the government bond markets of 18 countries, which are selected based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only Index that may be used to characterize performance of global/international bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

The Fund charges a maximum front-end sales charge of 4% for Class A shares and a 12b-1 fee of up to 0.30% annually. Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years respectively after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Effective February 1, 2004, Class C shares do not have a front-end sales charge of 1%, but are subject to a CDSC of 1% for shares redeemed within 12 months of purchase, and a 12b-1 fee of up to 1% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

Dryden Global Total Return Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

DIRECTORS
David E.A. Carson•Robert F. Gunia•Robert E. La Blanc•Douglas H. McCorkindale•Richard A. Redeker• Judy A. Rice•Robin B. Smith•Stephen D. Stoneburn•Clay T. Whitehead

OFFICERS
Judy A. Rice, President•Robert F. Gunia, Vice President•Grace C. Torres, Treasurer and Principal Financial and Accounting Officer•Marguerite E.H. Morrison, Chief Legal Officer and Assistant Secretary•Maryanne Ryan, Anti-Money Laundering Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 14th Floor 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19101

INDEPENDENT AUDITORS	PricewaterhouseCoopers LLP	1177 Avenue of the Americas New York, NY 10036

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

Dryden Global Total Return Fund, Inc.
Share Class	A	B	C	Z

Nasdaq	GTRAX	PBTRX	PCTRX	PZTRX
CUSIP	26243L105	26243L204	26243L303	26243L402

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Global Total Return Fund, Inc.
Share Class	A	B	C	Z

Nasdaq	GTRAX	PBTRX	PCTRX	PZTRX
CUSIP	26243L105	26243L204	26243L303	26243L402

MF169E    IFS-A087972

Item 2—Code of Ethics—See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7525, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3—Audit Committee Financial Expert—

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4—Principal Accountant Fees and Services—

(a)	Audit Fees

For each of the fiscal years ended December 31, 2003 and December 31, 2002 PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $42,000 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
■	Federal, state and local income tax compliance; and,
■	Sales and use tax compliance

➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)-(2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee—Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g)	Non-Audit Fees

N/A to Registrant. The aggregate non-audit fees billed by PwC for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years 2003 and 2002 were $1,715,979 and $1,601,295 respectively.

(h) Principal Accountants Independence

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining PwC’s independence.

Item 5—Reserved

Item 6—Reserved

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies—Not required in this filing

Item 8—Reserved

Item 9—Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10—Exhibits

(a)	Code of Ethics—attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act—Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Dryden Total Return Bond Fund, Inc.

By (Signature and Title)*	/s/ Marguerite E. H. Morrison

Marguerite E. H. Morrison
Assistant Secretary

Date                 February 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice

Judy A. Rice
President and Principal Executive Officer

Date                February 23, 2004

By (Signature and Title)*	/s/ Grace C. Torres

Grace C. Torres
Treasurer and Principal Financial Officer

Date                February 23, 2004

*	Print the name and title of each signing officer under his or her signature.